Exhibit 99.A
(EXHIBIT A)
December 31, 1996 ORGANIZATION CHART

A.1     NIPSCO Industries, Inc.

A.2     Crossroads Pipeline Company

A.3     NIPSCO Industries Management Services, Inc.
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.4     Hamilton Harbour Insurance Services, Ltd.

A.5     Kokomo Gas and Fuel Company

A.6     NIPSCO Capital Markets, Inc.

A.7     NI Telecomm, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.8     Primary Energy, Inc.

A.9     Lakeside Energy Corporation
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.10    Harbor Coal Company

A.11    North Lake Energy Corporation

A.12    Portside Energy Corporation
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.13    Cokenergy, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.14    Northern Indiana Public Service Company

A.15    NIPSCO Exploration Company, Inc.

A.16    Shore Line Shops, Incorporated

A.17    NIPSCO Development Company, Inc.

A.18    Analytic Systems Laboratories, Inc.

A.19    FuelMaker Corporation
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.20    G.R. Clark Corporation

A.21    Green Fuels, Inc.

A.22    International Polymer Corp.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.23    JOF Transportation Company

A.24    KOGAF Enterprises, Inc.

A.25    Lake Erie Land Company

A.26    SCC Services, Inc.

A.27    N Squared Aviation, L.L.C.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.28    NDC Douglas Properties, Inc.

A.29    NIPSCO International Power Systems Company

A.30    NIPSCO Security Services, Inc.

A.31    Process and Control Technology Corporation
          INCOME STATEMENT  (No Activity)

A.32    RIC, Inc.

A.33    Cardinal Property Management, Inc.

A.34    Riverside Caloric Company

A.35    NIPSCO Energy Services, Inc.

A.36    Inventory Management and Distribution Company, L.L.C.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.37    NESI Energy Marketing, L.L.C.

A.38    NIPSCO Energy Trading Corporation.

A.39    Parkway Engineering and Distribution Company, Inc.

A.40    NIPSCO Fuel Company, Inc.

A.41    NFCO Acquisition Company

A.42    NI-TEX, Inc.

A.43    NESI Power Marketing, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.44    Triumph Natural Gas, Inc.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.45    NIPSCO Energy Services Canada Limited.

A.46    Southlake Energy, Inc.

A.47    Northern Indiana Fuel and Light Company, Inc.

A.48    Northern Indiana Trading Company.

A.49    Speedway Acquisition Corp.
          BALANCE SHEET  (None - Zero Amounts)
          INCOME STATEMENT  (No Activity)
          STATEMENT OF RETAINED EARNINGS  (None - Zero Amounts)

A.1  NIPSCO INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Utility Plant, At Original Cost
  (including construction work in
  progress of $166,812):
    Electric                                             $4,050,084
    Gas                                                   1,344,230
    Common                                                  346,636
                                                         __________
                                                          5,740,950
    Less-Accumulated provision for
      depreciation and amortization                       2,546,162
                                                         __________
        Total Utility Plant                               3,194,788
                                                         __________

Other Property and Investments:
  Other property, at cost, less accumulated
    provision for depreciation                              147,370
  Investments, at equity                                     52,260
  Investments, at cost                                       30,424
  Other investments                                          20,090
                                                         __________
        Total Other Property and Investments                250,144
                                                         __________
Current Assets:
  Cash and cash equivalents                                  26,333
  Accounts receivable, less reserve of $5,569               165,441
  Fuel adjustment clause                                      9,149
  Gas cost adjustment clause                                100,214
  Materials and supplies, at average cost                    59,859
  Electric production fuel, at average cost                  26,483
  Natural gas in storage                                     65,093
  Prepayments and other                                      58,507
                                                         __________
        Total Current Assets                                511,079
                                                         __________
Other Assets:
  Regulatory assets                                         231,469
  Prepayments and other                                      86,863
                                                         __________
        Total Other Assets                                  318,332
                                                         __________
        TOTAL ASSETS                                     $4,274,343
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholders' equity                            $1,100,501
  Preferred stocks -
    Northern Indiana Public Service Company:
      Series without mandatory redemption provisions         81,126
      Series with mandatory redemption provisions            61,246
  Long-term debt, excluding amounts due within one year   1,127,106
                                                         __________
        Total Capitalization                              2,369,979
                                                         __________
Current Liabilities:
  Current portion of long-term debt                         144,552
  Short-term borrowings                                     425,985
  Accounts payable                                          251,730
  Sinking funds due within one year                           3,328
  Dividends declared on common and preferred stocks          28,308
  Customer deposits                                          17,580
  Taxes accrued                                              78,723
  Interest accrued                                            7,557
  Accrued employment costs                                   44,186
  Other accruals                                             20,250
                                                         __________
        Total Current Liabilities                         1,022,199
                                                         __________
Other:
  Deferred income taxes                                     602,745
  Deferred investment tax credits, being
    amortized over life of related property                 108,258
  Deferred credits                                           48,432
  Accrued liability for postretirement benefits             109,429
  Other noncurrent liabilities                               13,301
                                                         __________
        Total Other                                         882,165
                                                         __________
          TOTAL LIABILITIES                              $4,274,343
                                                         ==========
CONSOLIDATED STATEMENT OF CAPITALIZATION
Common shareholders' equity                              $1,100,501
                                                         __________
Preferred Stocks, Which Are Redeemable Solely
  At Option of Issuer:
    Northern Indiana Public Service Company -
      Cumulative preferred stock - $100 par value
        4-1/4% series - 209,145 shares outstanding           20,915
        4-1/2% series -  79,996 shares outstanding            8,000
        4.22% series  - 106,198 shares outstanding           10,620
        4.88% series  - 100,000 shares outstanding           10,000
        7.44% series  -  41,890 shares outstanding            4,189
        7.50% series  -  34,842 shares outstanding            3,484
        Premium on preferred stock                              254
      Cumulative preferred stock - no par value -
        Adjustable Rate (6.00% at December 31, 1996) -
          Series A (stated value - $50 per share),
          473,285 shares outstanding                         23,664
                                                         __________
                                                             81,126
                                                         __________
Redeemable Preferred Stocks, Subject to Mandatory
  Redemption Requirements or Whose Redemption
  Is Outside the Control of Issuer:
    Northern Indiana Public Service Company -
      Cumulative preferred stock - $100 par value -
        8.85%  series - 75,000 shares outstanding             7,500
        7-3/4% series - 44,460 shares outstanding             4,446
        8.35%  series - 63,000 shares outstanding             6,300
      Cumulative preferred stock - no par value -
        6.50% series  - 430,000 shares outstanding           43,000
                                                         __________
                                                             61,246
                                                         __________
Long-term Debt                                            1,127,106
                                                         __________
            TOTAL CAPITALIZATION                         $2,369,979
                                                         ==========

CONSOLIDATED STATEMENT OF LONG-TERM DEBT
Northern Indiana Public Service Company:
  First mortgage bonds -
    Series P,  6-7/8% - due October 1, 1998              $   14,509
    Series T,  7-1/2% - due April 1, 2002                    40,000
    Series NN, 7.10%  - due July 1, 2017                     55,000
                                                         __________
          Total                                             109,509
                                                         __________
  Pollution control notes and bonds -
    Series A Note - City of Michigan City -
      5.70% due October 1, 2003                              19,000
    Series 1988 Bonds - Jasper County -
      Series A, B and C
      3.58% weighted average at December 31, 1996,
      due November 1, 2016                                  130,000
    Series 1988 Bonds - Jasper County - Series D
      3.55% weighted average at December 31, 1996,
      due November 1, 2007                                   24,000
    Series 1994 Bonds - Jasper County - Series A
      5.10% at December 31, 1996, due August 1, 2010         10,000
    Series 1994 Bonds - Jasper County - Series B
      5.10% at December 31, 1996, due June 1, 2013           18,000
    Series 1994 Bonds - Jasper County - Series C
      5.10% at December 31, 1996, due April 1, 2019          41,000
                                                         __________
          Total                                             242,000
                                                         __________
  Medium-term Notes -
     Issued at interest rates between 5.83% and
       7.64%, with a weighted average interest
       rate of 6.85% and various maturities
       between April 6, 1998 and January 19, 2024           644,025
                                                         __________
  Unamortized premium and discount on
    long-term debt, net                                      (3,526)
                                                         __________
          Total Long-term Debt of
            Northern Indiana Public Service Company         992,008
                                                         __________
NIPSCO Capital Markets, Inc.:
  Subordinated Debentures- Series A,
    7.34%, due March 31, 2026                                75,000
                                                         __________
          Total Long-Term Debt of
            NIPSCO Capital Markets, Inc.                     75,000
                                                         __________
NIPSCO Development Company, Inc.:
  Lake Erie Land Company - Notes Payable -
    8.25%, due June 30, 1998                                    100
  Elm Energy and Recycling (UK), Ltd. Term Loan
    Facility - weighted average interest rate of
      8.22% at December 31, 1996, due
      December 31, 2004                                      40,576               NDC Douglas Properties, Inc. - Notes Payable -
    Interest rates between 6.72% and 8.15% with a
      weighted average interest rate of 7.76% and
      maturities through April 1, 2006                       19,422
                                                         __________
          Total Long-term Debt of
            NIPSCO Development Company, Inc.                 60,098
                                                         __________
          TOTAL LONG-TERM DEBT,
            EXCLUDING AMOUNTS DUE IN ONE YEAR            $1,127,106
                                                         ==========

CONSOLIDATED STATEMENT OF CURRENT PORTION OF LONG-TERM DEBT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Northern Indiana Public Service Company:
   First mortgage bonds -
       Series O, 6.38% - due September 1, 1997            $  25,747
   Medium-term notes -
     Issued at interest rates of 5.96% and 5.98%
       with a weighted average interest rate of
       5.97% and maturities of July 25, 1997 and
       July 28, 1997                                         40,000
NIPSCO Capital Markets:
   Zero coupon notes -
     7.57% - $72,500 at maturity -
     due December 1, 1997                                    67,731
Lake Erie Land Company:
   Notes payable                                              2,822
Elm Energy and Recycling (UK), Ltd.:
   Term loan facility                                         6,041
NDC Douglas Properties, Inc.:
   Notes payable                                              2,211
                                                           ________
         Total Current Portion of Long-term Debt          $ 144,552
                                                           ========

CONSOLIDATED STATEMENT OF SHORT-TERM BORROWINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Northern Indiana Public Service Company:
   Commercial paper                                      $  193,905
   Notes payable -
     Issued at interest rates between 5.42% and
       5.70% with a weighted average interest rate
       of 5.52% and various maturities between
       January 10, 1997 and February 27, 1997                79,000
NIPSCO Capital Markets:
   Commercial paper                                         119,300
   Notes payable -
     5.60% - due January 13, 1997                            27,000
Elm Energy and Recycling (UK), Ltd.:
   Standby loan facility                                      4,949
Southlake Energy, Inc.:
   Revolving loan facility                                    1,831
                                                          _________
         Total Current Portion of
               Short-term Borrowings                     $  425,985
                                                          =========

A.1  NIPSCO INDUSTRIES, INC.
CONSOLIDATED INCOME STATEMENT
December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $  799,395
  Electric                                                1,022,231
                                                         __________
                                                          1,821,626
                                                         __________
Cost of Energy:
  Gas costs                                                 483,777
  Fuel for electric generation                              233,215
  Power purchased                                            53,751
                                                         __________
                                                            770,743
                                                         __________
Operating Margin                                          1,050,883
                                                         __________
Operating Expenses and Taxes (except income):
  Operation                                                 294,240
  Maintenance                                                70,023
  Depreciation and amortization                             215,028
  Taxes (except income)                                      74,304
                                                         __________
                                                            653,595
                                                         __________
Operating Income Before Utility Income Taxes                397,288
                                                         __________
Utility Income Taxes                                        110,995
                                                         __________
Operating Income                                            286,293
                                                         __________
Other Income (Deductions)                                     5,693
                                                         __________
Interest and Other Charges:
  Interest on long-term debt                                 85,382
  Other interest                                             17,449
  Allowance for borrowed funds used during
    construction and carrying charges                          (896)
  Amortization of premium, reacquisition
    premium, discount and expense on debt, net                4,605
  Dividend requirements on preferred stocks
    of subsidiary                                             8,712
                                                         __________
                                                            115,252
                                                         __________
Net Income                                                  176,734
                                                         __________
Dividend Requirements on Preferred Shares                       119
                                                         __________
Balance Available for Common Shareholders                $  176,615
                                                         ==========
Average Common Shares Outstanding                        61,190,750
                                                         ==========
Earnings Per Average Common Share                        $     2.88
                                                         ==========
Dividends Declared Per Common Share                      $     1.71
                                                         ==========

CONSOLIDATED STATEMENT OF COMMON SHAREHOLDERS' EQUITY
December 31, 1996
                                           (Dollars in Thousands)
                                   ______________________________________
                                                              Additional
                                                  Common       Paid-In
                                     Total        Shares       Capital
==============================     ==========    ==========    ==========
Balance, December 31, 1995         $1,122,215    $  870,930    $   32,210

Net income                            176,734

Dividends:
  Preferred shares                       (119)
  Common shares                      (103,981)

Treasury shares acquired             (105,498)

Issued:
  Employee stock purchase plan            783                         454
  Long-term incentive plan              5,011                         186

Unrealized gain on
  available for sale
  securities                            1,079

Amortization of unearned
  compensation                          2,570

Other                                   1,707                          18
                                   __________    __________    __________
Balance, December 31, 1996         $1,100,501    $  870,930    $   32,868
                                   ==========    ==========    ==========

                                           (Dollars in Thousands)
                                   ______________________________________
                                                                Currency
                                    Retained      Treasury     Translation
                                    Earnings       Shares      Adjustment
==============================     ==========    ==========    ==========
Balance, December 31, 1995         $ 518,837    $ (293,223)   $   (1,930)

Net income                           176,734

Dividends:
  Preferred shares                      (119)
  Common shares                     (103,981)

Treasury shares acquired                           (105,498)

Issued:
  Employee stock purchase plan                          329
  Long-term incentive plan                            5,397

Unrealized gain on
  available for sale
  securities

Amortization of unearned
  compensation

Other                                   (101)                       1,790
                                   _________     __________    __________
Balance, December 31, 1996         $ 591,370    $  (392,995)  $      (140)
                                   =========     ==========    ==========

                                   (Dollars in
                                    Thousands)           Shares
                                   ____________  ________________________
                                                  Common        Treasury
                                     Other        Shares        Shares
==============================     ==========    ==========    ==========
Balance, December 31, 1995         $   (4,609)   73,892,109   (11,512,513)

Net income

Dividends:
  Preferred shares
  Common shares

Treasury shares acquired                                       (2,793,604)

Issued:
  Employee stock purchase plan                                     20,669
  Long-term incentive plan               (572)                    199,000

Unrealized gain on
  available for sale
  securities                            1,079

Amortization of unearned
  compensation                          2,570

Other
                                   __________    __________    __________
Balance, December 31, 1996         $   (1,532)   73,892,109   (14,086,448)
                                   ==========    ==========    ==========

A.2  CROSSROADS PIPELINE COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility plant                                          $   34,288
  Less - accumulated provision for depreciation
   and amortization                                          (1,860)
                                                         __________
    Total Utility Plant                                      32,428
                                                         __________
Current Assets:
  Cash and cash equivalents                                     165
  Accounts receivable, less reserve                           3,639
  Prepayments and other                                          20
                                                         __________
    Total Current Assets                                      3,824
                                                         __________
      TOTAL ASSETS                                       $   36,252
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                          (2,448)
  Retained earnings - current year                           (1,664)
                                                         __________
    Total Capitalization                                     (4,111)
                                                         __________

Current Liabilities:
  Total accounts payable                                      4,565
  Taxes accrued                                                 526
  Notes payable to associated companies                      34,085
                                                         __________
    Total Current Liabilities                                39,176
                                                         __________
Other:
  Deferred income taxes                                       1,098
  Deferred credits                                               89
                                                         __________
    Total Other                                               1,187
                                                         __________
      TOTAL LIABILITIES                                  $   36,252
                                                         ==========

A.2  CROSSROADS PIPELINE COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $    2,811
  Other income                                                   (6)
                                                         __________
    Total Operating Revenues                                  2,805
                                                         __________
Operating Expenses and Taxes:
  Gas costs                                                     919
  Administrative and general expenses                         1,490
  Taxes other than income                                       601
  Interest expense                                            2,439
  Tax expense                                                  (980)
                                                         __________
    Total Operating Expenses and Taxes                        4,469
                                                         __________
      NET INCOME (LOSS)                                  $   (1,664)
                                                         ==========

A.2  CROSSROADS PIPELINE COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $   (2,448)
Net Income                                                   (1,664)
                                                         __________
      BALANCE AT END OF YEAR                             $   (4,112)
                                                         ==========

A.3  NIPSCO INDUSTRIES MANAGEMENT SERVICES COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      204
  Other accounts receivable                                      23
  Accounts receivable - associated companies                  2,593
  Notes receivable - associated companies                       955
                                                         __________
    Total Current Assets                                      3,775
                                                         __________
Other Property and Investments:
 Other property at cost less depreciation                     2,029
                                                         __________
    Total Other Property and Investments                      2,029
                                                         __________
Other Assets:
 Deferred charges and other                                     126
                                                         __________
    Total Other Assets                                          126
                                                         __________
                                                         $    5,930
      TOTAL ASSETS                                       ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        1
                                                         __________
    Total Capitalization                                          1
                                                         __________
Current Liabilities:
  Total accounts payable                                      4,196
  Taxes accrued                                                 (39)
  Taxes withheld payables                                      (113)
  Accrued vacation pay                                      84
                                                         __________
    Total Current Liabilities                                 4,128
                                                         __________
Other:
  Deferred credits                                            1,801
                                                         __________
    Total Other                                               1,801
                                                         __________
      TOTAL LIABILITIES                                  $    5,930
                                                         ==========

A.3 NIPSCO INDUSTRIES MANAGEMENT SERVICES COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.3 NIPSCO INDUSTRIES MANAGEMENT SERVICES COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.4  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
 Cash and cash equivalents                               $       12
  Accounts receivable - associated companies                      2
                                                         __________
    Total Current Assets                                         14
                                                         __________
      TOTAL ASSETS                                       $       14
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                              (3)
  Retained earning - current year                                (1)
                                                         __________
    Total Capitalization                                         (3)
                                                         __________
Current Liabilities:
   Notes payable to associated companies                          8
                                                         __________
    Total Current Liabilities                                     8
                                                         __________
Other Liabilities:
   Deferred credits                                               9
                                                         __________
Total Other Liabilities                                           9
                                                __________
      TOTAL LIABILITIES                                  $       14
                                                         ==========

A.4  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Expenses and Taxes:
     Interest expense                                    $        1
                                                         __________
    Total Operating Expenses and Taxes                            1
                                                         __________
NET INCOME (LOSS)                                        $       (1)
                                                         ==========

A.4  HAMILTON HARBOUR INSURANCE SERVICES, LTD.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at beginning of the year                         $       (3)
Net Income                                               $       (1)
                                                         __________
      BALANCE AT END OF YEAR                             $       (4)
                                                         ==========

A.5  KOKOMO GAS AND FUEL COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility Plant                                          $   70,486
  Less - accumulated provision for depreciation             (27,357)
                                                         __________
    Total Utility Plant                                      43,129
                                                         __________
Other Property and Investments:
  Investments at cost                                             5
                                                         __________
    Total Other Property and Investments                          5
                                                         __________
Current Assets:
  Cash and cash equivalents                                   1,189
  Accounts receivable, less reserve                           5,604
  Gas cost adjustment clause                                    594
  Material and supplies at average cost                         298
  Natural gas in storage, weighted average                      662
  Prepayments and other                                       7,623
                                                         __________
    Total Current Assets                                     15,970
                                                         __________
Other Assets:
  Regulatory assets                                             552
  Deferred charges and other                                     48
                                                         __________
    Total Other Assets                                          600
                                                         __________
      TOTAL ASSETS                                       $   59,704
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   46,170
  Retained earnings                                            (783)
                                                         __________
    Total Capitalization                                     45,387
                                                         __________
Current Liabilities:
  Total accounts payable                                      6,218
  Customer deposits                                             468
  Taxes accrued                                                 490
  Interest accrued                                              146
  Other accruals                                              1,091
                                                         __________
    Total Current Liabilities                                 8,413
                                                         __________

Other:
  Deferred income taxes                                       2,849
  Deferred income tax credits amortized                         681
  Deferred credits                                                5
  Regulatory income tax liability                             2,029
  Other non-current liabilities                                 340
                                                         __________
    Total Other                                               5,904
                                                         __________
      TOTAL LIABILITIES                                  $   59,704
                                                         ==========

A.5  KOKOMO GAS AND FUEL COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $   28,535
  Other income                                                 (123)
                                                         __________
    Total Revenues                                           28,412
                                                         __________
Operating Expenses and Taxes:
  Gas costs                                                  16,361
  Operation expenses                                          3,468
  Administrative and general expenses                         3,818
  Taxes other than income                                       945
  Interest expense                                               25
  Tax expense                                                 1,433
                                                         __________
    Total Operating Expenses and Taxes                       26,050
                                                         __________
      NET INCOME (LOSS)                                  $    2,362
                                                         ==========

A.5  KOKOMO GAS AND FUEL COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $     (745)
Net Income                                                    2,362
Dividends declared common                                    (2,400)
                                                         __________
      BALANCE AT END OF YEAR                             $     (783)
                                                         ==========

A.6  NIPSCO CAPITAL MARKETS, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       70
  Accounts receivable - associated companies                  1,841
  Notes receivable - associated companies                   290,217
  Prepayments                                                   680
                                                         __________
    Total Current Assets                                    292,808
                                                         __________
Other Assets:
  Deferred charges and other                                  2,537
                                                         __________
    Total Other Assets                                        2,537
                                                         __________

      TOTAL ASSETS                                       $  295,345
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    1,000
  Retained earnings                                           3,212
  Retained earnings - current year                            1,167
NIPSCO Industries, Inc:
  Long-term debt other                                       75,000
                                                         __________
    Total Capitalization                                     80,379
                                                         __________
Current Liabilities:
  Commercial paper - NIPSCO Capital Markets, Inc.           119,300
  Notes payable - NIPSCO Capital Markets, Inc.               27,000
  Zero coupon notes - NIPSCO Capital Markets, Inc.           67,731

Other Current Liabilities:
  Total accounts payable                                        713
  Interest accrued                                              222
                                                         __________
    Total Current Liabilities                               214,966
                                                         __________
      TOTAL LIABILITIES                                  $  295,345
                                                         ==========

A.6  NIPSCO CAPITAL MARKETS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   19,020
                                                         __________
    Total Operating Revenues                                 19,020
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                           231
  Interest expense                                           16,909
  Tax expense                                                   713
                                                         __________
    Total Operating Expenses and Taxes                       17,853
                                                         __________
      NET INCOME (LOSS)                                  $    1,167
                                                         ==========

A.6  NIPSCO CAPITAL MARKETS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $    3,212
Net Income                                                    1,167
                                                         __________
  BALANCE AT END OF YEAR                                 $    4,379
                                                         ==========

A.7 NI TELECOMM, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.7 NI TELECOMM, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.7 NI TELECOMM, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.8  PRIMARY ENERGY, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                             $       223
  Other accounts receivable                                     316
  Accounts receivable - associated companies                    354
  Notes receivable - associated companies                       124
  Prepayments                                                 1,986
                                                         __________
     Total Current Assets                                     3,003
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                       81
  Investments at equity                                       1,555
  Investments at cost                                         3,000
                                                         __________
     Total Other Property and Investments                     4,636
                                                         __________
Other Assets:
  Deferred charges and other                                      7
                                                         __________
     Total Other Assets                                           7
                                                         __________
        TOTAL ASSETS                                    $     7,646
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Retained earnings                                     $      (183)
  Retained earnings - current year                            4,604
                                                         __________
    Total Capitalization                                      4,421
                                                         __________
Current Liabilities:
  Total accounts payable                                      2,187
  Taxes accrued                                                  (1)
  Taxes withheld payables                                       (11)
                                                         __________
     Total Current Liabilities                                2,175
                                                         __________
Other Liabilities:
  Deferred credits                                            1,050
                                                         __________
     Total Other Liabilities                                  1,050
                                                         __________
        TOTAL LIABILITIES                               $     7,646
                                                         ==========


A.8  PRIMARY ENERGY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,398
  Other income                                                  307
    Total Operating Revenue                              __________
                                                              2,705
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                         2,832
  Taxes other than income                                        47
  Depreciation expense                                            6
  Interest expense                                               32
  Tax expense                                                   (82)
                                                         __________
    Total Operating Expenses and Taxes                        2,835
                                                         __________
Income(Loss) before subsidiaries                               (130)
                                                         __________
Subsidiary gain(loss)                                         4,734
                                                         __________
   NET INCOME (LOSS)                                     $    4,604
                                                         ==========

A.8  PRIMARY ENERGY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at beginning of year                              $     (183)
Net Income                                                     4,604
                                                           _________
   BALANCE AT END OF YEAR                                 $    4,421
                                                          ==========


A.9  LAKESIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       53
  Prepayments                                                 6,830
                                                         __________
    Total Current Assets                                      6,883
                                                         __________
Other Assets:
 Deferred charges and other                                     502
                                                         __________
    Total Other Assets                                          502
                                                         __________
      TOTAL ASSETS                                       $    7,385
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
                                                         __________
    Total Capitalization                                          1
                                                         __________
Current Liabilities:
  Total accounts payable                                      1,921
  Notes payable to associated companies                       5,463
                                                         __________
    Total Current Liabilities                                 7,384
                                                         __________
      TOTAL LIABILITIES                                  $    7,385
                                                         ==========

A.9  LAKESIDE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.9  LAKESIDE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.10  HARBOR COAL COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
  Accounts receivable - associated companies                      9
  Prepayments                                                    32
                                                         __________
    Total Current Assets                                         42
                                                         __________
Other Property and Investments:
  Investments at equity                                        (233)
                                                         __________
    Total Other Property and Investments                       (233)
                                                         __________
      TOTAL ASSETS                                       $     (191)
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                          (3,183)
  Retained earnings - current year                            3,167
                                                         __________
    Total Capitalization                                        (15)
                                                         __________
Current Liabilities:
  Total accounts payable                                      2,513
  Notes payable to associated companies                         753
                                                         __________
    Total Current Liabilities                                 3,266
                                                         __________
Other:
  Deferred income taxes                                      (3,442)
                                                         __________
    Total Other                                              (3,442)
                                                         __________
      TOTAL LIABILITIES                                  $     (191)
                                                         ==========

A.10  HARBOR COAL COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    5,766
                                                         __________
    Total Operating Revenues                                  5,766
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                           262
  Taxes other than income                                        69
  Interest expense                                              344
  Tax expense                                                 1,924
                                                         __________
    Total Operating Expenses and Taxes                        2,599
                                                         __________
      NET INCOME (LOSS)                                  $    3,167
                                                         ==========

A.10  HARBOR COAL COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $   (3,183)
Net Income                                                    3,167
                                                         __________
      BALANCE AT END OF YEAR                             $      (16)
                                                         ==========

A.11  NORTH LAKE ENERGY CORPORATION
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       30
  Other accounts receivable                                   1,062
  Accounts receivable - associated companies                     10
  Notes receivable - associated companies                     1,464
  Prepayments                                                    43
                                                         __________
    Total Current Assets                                      2,609
                                                         __________
      TOTAL ASSETS                                       $    2,609
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings - current year                            1,567
                                                         __________
    Total Capitalization                                      1,568
                                                         __________
Current Liabilities:
  Total accounts payable                                      1,159
                                                         __________
    Total Current Liabilities                                 1,159
                                                         __________
Other:
  Deferred income taxes                                        (118)
                                                         __________
    Total Other                                                (118)
                                                         __________
      TOTAL LIABILITIES                                  $    2,609
                                                         ==========

A.11  NORTH LAKE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,984
  Other income                                                   19
                                                          _________
    Total Operating Revenue                                   4,003
                                                          _________
Operating Expenses and Taxes:
  Operating expenses                                          1,169
  Administrative and general expenses                           284
  Taxes other than income                                        48
  Interest expense                                              (30)
  Tax expense                                                   965
                                                          _________
    Total Operating Expenses and Taxes                        2,436
                                                          _________
    NET INCOME (LOSS)                                    $    1,567
                                                          =========


A.11  NORTH LAKE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
 Net Income                                              $    1,567
                                                          _________
 BALANCE AT END OF YEAR                                  $    1,567
                                                          =========

A.12  PORTSIDE ENERGY CORPORATION
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
 Prepayments                                             $   33,292
                                                         __________
    Total Current Assets                                     33,292
                                                         __________
Other Assets:
  Deferred charges and other                                    100
                                                         __________
    Total Other Assets                                          100
                                                         __________
                                                         $   33,392
      TOTAL ASSETS                                       ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common Shares without par value                        $        1
                                                         __________
    Total Capitalization                                          1
                                                         __________
Current Liabilities:
  Total accounts payable                                        572
  Notes payable to associated companies                      32,819
                                                         __________
    Total Current Liabilities                                33,391
                                                         __________
      TOTAL LIABILITIES                                  $   33,392
                                                         ==========

A.12  PORTSIDE ENERGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.12  PORTSIDE ENERGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.13 COKENERGY, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.13 COKENERGY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.13 COKENERGY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========


A.14  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Utility Plant, At Original Cost (Including
  Construction Work in Progress of $162,123):
    Electric                                             $4,050,084
    Gas                                                   1,176,871
    Common                                                  346,636
                                                          _________
                                                          5,573,591
   Less - accumulated provision for
      depreciation and amortization                       2,499,687
                                                         __________
        Total Utility Plant                               3,073,904
                                                         __________
Other Property and Investments                                8,971
                                                         __________
Current Assets:
  Cash and cash equivalents                                   8,279
  Accounts receivable, less reserve of $4,568               111,866
  Fuel adjustment clause                                      9,149
  Gas cost adjustment clause                                 98,167
  Materials and supplies at average cost                     56,796
  Electric production fuel, at average cost                  26,483
  Natural gas in storage, at last-in, first-out cost         50,409
  Prepayments and other                                      13,658
                                                         __________
        Total Current Assets                                374,807
                                                         __________
Other Assets:
  Regulatory assets                                         230,545
  Prepayments  and other                                     67,247
                                                         __________
        Total Other Assets                                  297,792
                                                         __________
        TOTAL ASSETS                                     $3,755,474
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shareholder's equity                            $1,017,996
  Preferred stocks -
    Series without mandatory redemption provisions           81,126
    Series with mandatory redemption provisions              61,246
  Long-term debt                                            992,008
                                                         __________
        Total Capitalization                              2,152,376
                                                         __________
Current Liabilities:
  Current portion of long-term debt                          65,747
  Short-term borrowings                                     272,905
  Accounts payable                                          190,182
  Sinking funds due within one year                           3,328
  Dividends declared on common and preferred stocks          54,255
  Customer deposits                                          16,768
  Taxes accrued                                              78,806
  Interest accrued                                            5,851
  Accrued employment costs                                   40,915
  Other accruals                                             16,302
                                                         __________
        Total Current Liabilities                           745,059
                                                         __________
Other:
  Deferred income taxes                                     597,105
  Deferred investment tax credits, being
    amortized over life of related property                 107,058
  Deferred credits                                           41,056
  Accrued liability for postretirement benefits             104,123
  Other noncurrent liabilities                                8,697
                                                         __________
        Total Other                                         858,039
                                                         __________
        TOTAL CAPITALIZATION AND LIABILITIES             $3,755,474
                                                         ==========
CONSOLIDATED STATEMENT OF CAPITALIZATION
For the Year Ended December 31, 1996
(Dollars in Thousands)
Common Shareholder's Equity:
  Common shares - without par value - authorized
    75,000,000 shares - issued and outstanding
    73,282,258 shares                                    $  859,488
  Additional paid-in capital                                 12,521
  Retained earnings                                         145,987
                                                         __________
    Total Common Shareholder's Equity                     1,017,996
                                                         __________
Preferred Stocks, Which Are Redeemable
  Solely at Option of Northern Indiana
  Public Service Company:
    Cumulative preferred stock - $100 par value -
      4-1/4% series - 209,145 shares outstanding             20,915
      4-1/2% series -  79,996 shares outstanding              8,000
      4.22%  series - 106,198 shares outstanding             10,620
      4.88%  series - 100,000 shares outstanding             10,000
      7.44%  series -  41,890 shares outstanding              4,189
      7.50%  series -  34,842 shares outstanding              3,484
      Premium on preferred stock                                254
    Cumulative preferred stock - no par value
      Adjustable Rate (6.00% at December 31, 1996) -
        Series A (stated value - $50 per share),
        473,285 shares outstanding                           23,664
                                                         __________
                                                             81,126
                                                         __________
Redeemable Preferred Stocks, Subject to
  Mandatory Redemption Requirements or
  Whose Redemption Is Outside the Control of
  Northern Indiana Public Service Company:
    Cumulative preferred stock - $100 par value -
      8.85%  series - 75,000 shares outstanding               7,500
      7-3/4% series - 44,460 shares outstanding               4,446
      8.35%  series - 63,000 shares outstanding               6,300
    Cumulative preferred stock - no par value -
      6.50%  series - 430,000 shares outstanding             43,000
                                                         __________
                                                             61,246
                                                         __________
Long-term Debt, excluding amounts due within one year       992,008
                                                         __________
        TOTAL CAPITALIZATION                             $2,152,376
                                                         ==========
CONSOLIDATED STATEMENT OF LONG-TERM DEBT
For the Year Ended December 31, 1996
(Dollars in Thousands)
First Mortgage Bonds -
  Series P,  6-7/8% - due October 1, 1998                $   14,509
  Series T,  7-1/2% - due April 1, 2002                      40,000
  Series NN, 7.10%  - due July 1, 2017                       55,000
                                                         __________
                                                            109,509
                                                         __________
Pollution Control Notes and Bonds -
  Series A Note - City of Michigan City -
    5.70% due October 1, 2003                                19,000
  Series 1988 Bonds - Jasper County -
    Series A, B, and C,
    3.58% weighted average at December 31, 1996,
    due November 1, 2016                                    130,000
  Series 1988 Bonds - Jasper County - Series D,
    3.55% weighted average at December 31, 1996,
    due November 1, 2007                                     24,000
  Series 1994 Bonds - Jasper County - Series A,
    5.10% at December 31, 1996, due August 1, 2010           10,000
  Series 1994 Bonds - Jasper County - Series B,
    5.10% at December 31, 1996, due June 1, 2013             18,000
  Series 1994 Bonds - Jasper County - Series C,
    5.10% at December 31, 1996, due April 1, 2019            41,000
                                                         __________
                                                            242,000
                                                         __________
Medium-term Notes -
  Issued at interest rates between 5.83% and 7.64%,
    with a weighted average interest rate of 6.85%
    with various maturities between April 6, 1998
    and January 19, 2024                                    644,025
                                                         __________
Unamortized premium and discount on long-term
  debt, net                                                  (3,526)
                                                         __________
        TOTAL LONG-TERM DEBT, EXCLUDING
          AMOUNTS DUE WITHIN ONE YEAR                    $  992,008
                                                         ==========

CONSOLIDATED STATEMENT OF CURRENT PORTION OF LONG-TERM DEBT
For the Year Ended December 31, 1996
(Dollars in thousands)
 First mortgage bonds -
     Series O, 6.38% - due September 1, 1997              $  25,747
 Medium-term notes -
   Issued at interest rates of 5.96% and 5.98%
     with a weighted average interest rate of
     5.97% and maturities of July 25, 1997 and
     July 28, 1997                                           40,000
                                                           ________
         Total Current Portion of Long-term Debt          $  65,747
                                                           ========

CONSOLIDATED STATEMENT OF SHORT-TERM BORROWINGS
For the Year Ended December 31, 1996
(Dollars in thousands)
 Commercial paper                                        $  193,905
 Notes payable -
   Issued at interest rates between 5.42% and
     5.70% with a weighted average interest rate
     of 5.52% and various maturities between
     January 10, 1997 and February 27, 1997                  79,000
                                                           ________
         Total Short-term Borrowings                      $ 272,905
                                                           ========


A.14  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $  731,874
  Electric                                                1,022,231
                                                         __________
                                                          1,754,105
                                                         __________
Cost of Energy:
  Gas costs                                                 444,141
  Fuel for electric generation                              233,215
  Power purchased                                            53,751
                                                         __________
                                                            731,107
                                                         __________
Operating Margin                                          1,022,998
                                                         __________
Operating Expenses and Taxes (except income):
  Operation                                                 281,066
  Maintenance                                                68,729
  Depreciation and amortization                             211,545
  Taxes (except income)                                      72,069
                                                         __________
                                                            633,409
                                                         __________
Operating Income Before Utility Income Taxes                389,589
                                                         __________
Utility Income Taxes                                        109,051
                                                         __________
Operating Income                                            280,538
                                                         __________
Other Income (Deductions)                                       240
                                                         __________
Interest:
  Interest on long-term debt                                 68,798
  Other interest                                             11,225
  Allowance for borrowed funds used during
    construction and carrying charges                          (805)
  Amortization of premium, reacquisition
    premium, discount, and expense on debt, net               4,250
                                                         __________
                                                             83,468
                                                         __________
Net Income                                                  197,310
                                                         __________
Dividend Requirements on Preferred Stocks                     8,712
                                                         __________
Balance Available for Common Shares                      $  188,598
                                                         ==========
Common Dividends Declared                                $  187,450
                                                         ==========

A.14  NORTHERN INDIANA PUBLIC SERVICE COMPANY
CONSOLIDATED STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $  144,839
    Net Income                                              197,310
    Dividends on cumulative preferred stock                  (8,712)
    Common share dividends                                 (187,450)
                                                         __________
Balance at End of Year                                   $  145,987
                                                         ==========

A.15  NIPSCO EXPLORATION COMPANY, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      169
  Other accounts receivable                                      44
  Accounts receivable - associated companies                  2,236
                                                         __________
    Total Current Assets                                      2,449
                                                         __________
      TOTAL ASSETS                                       $    2,449
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    1,400
  Retained earnings                                             508
  Retained earnings - current year                              240
                                                         __________
    Total Capitalization                                      2,148
                                                         __________
Current Liabilities:
  Total accounts payable                                        463
                                                         __________
    Total Current Liabilities                                   463
                                                         __________
Other:
  Deferred income taxes                                        (162)
                                                         __________
    Total Other                                                (162)
                                                         __________
      TOTAL LIABILITIES                                  $    2,449
                                                         ==========


A.15  NIPSCO EXPLORATION COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      190
  Other income                                                  704
                                                         __________
    Total Revenues                                              894
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                            80
  Interest expense                                               36
  Tax expense                                                   538
                                                         __________
    Total Operating Expense and Taxes                           654
                                                         __________
      NET INCOME (LOSS)                                  $      240
                                                         ==========

A.15  NIPSCO EXPLORATION COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $      508
Net Income                                                      240
                                                         __________
      BALANCE AT END OF YEAR                             $      748
                                                         ==========

A.16  SHORE LINE SHOPS, INCORPORATED
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       87
  Accounts receivable - associated companies                    938
                                                         __________
    Total Current Assets                                      1,025
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                       16
  Investments at cost                                           809
                                                         __________
    Total Other Property and Investments                        825
                                                         __________
      TOTAL ASSETS                                       $    1,850
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $       73
  Retained earnings                                          (2,124)
  Retained earnings - current year                             (141)
                                                         __________
    Total Capitalization                                     (2,192)
                                                         __________
Current Liabilities:
  Total accounts payable                                      2,553
  Taxes accrued                                                  (2)
  Notes payable to associated companies                       1,491
                                                         __________
    Total Current Liabilities                                 4,042
                                                         __________
      TOTAL LIABILITIES                                  $    1,850
                                                         ==========

A.16  SHORE LINE SHOPS, INCORPORATED
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      (81)
                                                         __________
    Total Revenues                                              (81)
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                            14
  Taxes other than income                                        (3)
  Interest expense                                               63
  Tax expense                                                   (14)
                                                         __________
    Total Operating Expenses and Taxes                           60
                                                         __________
      NET INCOME (LOSS)                                  $     (141)
                                                         ==========

A.16  SHORE LINE SHOPS, INCORPORATED
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $   (2,124)
Net Income                                                     (141)
                                                         __________
      BALANCE AT END OF YEAR                             $   (2,265)
                                                         ==========

A.17  NIPSCO DEVELOPMENT COMPANY, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      133
  Notes receivable                                              592
  Other accounts receivable                                     472
  Accounts receivable - associated companies                 11,299
  Notes receivable - associated companies                     1,765
  Prepayments                                                    21
                                                         __________
    Total Current Assets                                     14,282
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                    5,334
  Investments at equity                                      29,551
  Investments at cost                                         4,206
                                                         __________
    Total Other Property and Investments                     39,091
                                                         __________
Other Assets:
  Deferred charges and other                                   (307)
                                                         __________
    Total Other Assets                                         (307)
                                                         __________
      TOTAL ASSETS                                       $   53,066
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Foreign currency translation adjustment                        49
  Retained earnings                                         (25,067)
  Retained earnings - current year                          (16,311)
  Dividends - Common shares                                  (2,887)
                                                         __________
    Total Capitalization                                    (44,215)
                                                         __________
Current Liabilities:
  Total accounts payable                                      1,274
  Taxes accrued                                                 727
  Notes payable to associated companies                     102,286
  Taxes withheld payables                                       (48)
                                                         __________
    Total Current Liabilities                               104,239
                                                         __________
Other:
  Deferred income taxes                                      (7,227)
  Deferred credits                                              269
                                                         __________
    Total Other                                              (6,958)
                                                         __________
      TOTAL LIABILITIES                                  $   53,066
                                                         ==========

A.17  NIPSCO DEVELOPMENT COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,917
  Other income                                                 (375)
                                                         __________
    Total Revenues                                            3,542
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                         2,961
  Taxes other than income                                        34
  Depreciation expense                                          352
  Amortization and depletion                                  5,316
  Interest expense                                            7,106
  Tax expense                                                (8,277)
                                                         __________
    Total Operating Expenses and Taxes                        7,492
                                                         __________
Income (Loss) Before Subsidiaries                            (3,950)
                                                         __________
Subsidiary Gain (Loss)                                      (12,361)
                                                         __________
      NET INCOME (LOSS)                                  $  (16,311)
                                                         ==========

A.17  NIPSCO DEVELOPMENT COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $  (25,067)
Net Income                                                  (16,311)
Dividends declared common                                    (2,887)
                                                         __________
      BALANCE AT END OF YEAR                             $  (44,265)
                                                         ==========

A.18  ANALYTIC SYSTEMS LABORATORIES, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      203
  Other accounts receivable                                     320
  Material and supplies at average cost                         199
  Prepayments                                                    18
                                                         __________
    Total Current Assets                                        740
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                      131
                                                         __________
    Total Other Property and Investments                        131
                                                         __________
Other Assets:
  Deferred charges and other                                      3
                                                         __________
    Total Other Assets                                            3
                                                         __________
      TOTAL ASSETS                                       $      874
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $      561
  Retained earnings                                          (2,751)
  Retained earnings - current year                             (345)
                                                         __________
    Total Capitalization                                     (2,535)
                                                         __________
Current Liabilities:
  Total accounts payable                                      1,640
  Notes payable to associated companies                       1,765
  Other accruals                                                  4
                                                         __________
    Total Current Liabilities                                 3,409
                                                         __________
      TOTAL LIABILITIES                                  $      874
                                                         ==========

A.18  ANALYTIC SYSTEMS LABORATORIES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    1,495
                                                         __________
    Total Revenue                                             1,495
                                                         __________
Operating Expenses and Taxes:
  Operating expenses                                            564
  Administrative and general expenses                           992
  Taxes other than income                                        41
  Depreciation expense                                           40
  Interest expense                                              203
                                                         __________
    Total Operating Expenses and Taxes                        1,840
                                                         __________
      NET INCOME (LOSS)                                  $     (345)
                                                         ==========

A.18  ANALYTIC SYSTEMS LABORATORIES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $   (2,751)
Net Income                                                     (345)
                                                         __________
      BALANCE AT END OF YEAR                             $   (3,096)
                                                         ==========

A.19  FUELMAKER CORPORATION
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.19  FUELMAKER CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.19  FUELMAKER CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.20  G. R. CLARK CORPORATION
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      908
  Other accounts receivable                                     496
  Accounts receivable - associated companies                     14
  Prepayments                                                     6
                                                         __________
    Total Current Assets                                      1,424
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                        8
                                                         __________
    Total Other Property and Investments                          8
                                                         __________
      TOTAL ASSETS                                       $    1,432
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                  2,236
  Retained earnings                                          (1,006)
  Retained earnings - current year                               21
                                                         __________
    Total Capitalization                                      1,252
                                                         __________
Current Liabilities:
  Total accounts payable                                         20
                                                         __________
    Total Current Liabilities                                    20
                                                         __________
Other:
  Deferred income taxes                                         160
                                                         __________
    Total Other                                                 160
                                                         __________
      TOTAL LIABILITIES                                  $    1,432
                                                         ==========

A.20  G. R. CLARK CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Other income                                           $       40
                                                         __________
    Total Revenues                                               40
                                                         __________
Operating Expenses and Taxes:
 Operating expenses                                              (6)
  Administrative and general expenses                            28
  Tax expense                                                    (3)
                                                         __________
    Total Operating Expenses and Taxes                           19
                                                         __________
      NET INCOME (LOSS)                                  $       21
                                                         ==========

A.20  G. R. CLARK CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $   (1,006)
Net Income                                                       21
                                                         __________
      BALANCE AT END OF YEAR                             $     (985)
                                                         ==========

A.21  GREEN FUELS, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       16
  Other accounts receivable                                      36
  Accounts receivable - associated companies                    251
  Prepayments                                                    22
                                                         __________
    Total Current Assets                                        325
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                      236
  Investments at cost                                           100
                                                         __________
    Total Other Property and Investments                        336
                                                         __________
Other Assets:
  Deferred charges and other                                    100
                                                         __________
    Total Other Assets                                          100
                                                         __________
      TOTAL ASSETS                                       $      761
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             (70)
  Retained earnings - current year                             (341)
                                                         __________
    Total Capitalization                                       (410)
                                                         __________
Current Liabilities:
  Total accounts payable                                        131
  Notes payable to associated companies                       1,017
  Taxes withheld payables                                        (4)
                                                         __________
    Total Current Liabilities                                 1,144
                                                         __________
Other:
  Deferred income taxes                                         (42)
  Deferred credits                                               69
                                                         __________
    Total other                                                  27
                                                         __________
      TOTAL LIABILITIES                                  $      761
                                                         ==========

A.21  GREEN FUELS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
 Operating revenue                                       $      122
                                                          _________
   Total Operating Revenue                                      122
                                                          _________

Operating Expenses and Taxes:
  Operating expenses                                             83
  Administrative and general expenses                           536
  Taxes other than income                                        17
  Depreciation expense                                            1
  Interest expense                                               34
  Tax expense                                                  (208)
                                                         __________
    Total Operating Expenses and Taxes                          463
                                                         __________
      NET INCOME (LOSS)                                  $     (341)
                                                         ==========

A.21  GREEN FUELS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at beginning of year                             $      (70)
Net Income                                                     (341)
                                                         __________
      BALANCE AT END OF YEAR                             $     (411)
                                                         ==========



A.22  INTERNATIONAL POLYMER CORP.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.22  INTERNATIONAL POLYMER CORP.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.22  INTERNATIONAL POLYMER CORP.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.23  JOF TRANSPORTATION COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      651
  Accounts receivable - associated companies                     35
  Notes receivable - associated companies                     1,788
                                                         __________
    Total Current Assets                                      2,474
                                                         __________
Other Property and Investments:
  Investments at equity                                       3,131
                                                         __________
    Total Other Property and Investments                      3,131
                                                         __________
      TOTAL ASSETS                                       $    5,605
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           2,118
  Retained earnings - current year                            1,186
                                                         __________
    Total Capitalization                                      3,305
                                                         __________
Current Liabilities:
  Total accounts payable                                      1,674
  Taxes accrued                                                   6
                                                         __________
    Total Current Liabilities                                 1,680
                                                         __________
Other:
  Deferred income taxes                                         620
                                                         __________
    Total Other                                                 620
                                                         __________
      TOTAL LIABILITIES                                  $    5,605
                                                         ==========

A.23  JOF TRANSPORTATION COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,206
  Other income                                                   81
                                                         __________
    Total Revenues                                            2,287
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                            45
  Taxes other than income                                        21
  Tax expense                                                 1,035
                                                         __________
    Total Expenses and Taxes                                  1,101
                                                         __________
      NET INCOME (LOSS)                                  $    1,186
                                                         ==========

A.23  JOF TRANSPORTATION COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $    2,118
Net Income                                                    1,186
                                                         __________
      BALANCE AT END OF YEAR                             $    3,304
                                                         ==========

A.24  KOGAF ENTERPRISES, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      185
  Notes receivable                                              188
  Other accounts receivable                                     235
  Notes receivable - associated companies                     1,350
                                                         __________
    Total Current Assets                                      1,958
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                      243
  Investments at equity                                         122
                                                         __________
    Total Other Property and Investments                        365
                                                         __________
      TOTAL ASSETS                                       $    2,323
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    2,103
  Retained earnings                                             (27)
  Retained earnings - current year                               (3)
                                                         __________
    Total Capitalization                                      2,073
                                                         __________
Current Liabilities:
  Total accounts payable                                        284
                                                         __________
    Total Current Liabilities                                   284
                                                         __________
Other:
  Deferred income taxes                                         (34)
                                                         __________
    Total Other                                                 (34)
                                                         __________
      TOTAL LIABILITIES                                  $    2,323
                                                         ==========

A.24  KOGAF Enterprises, Inc.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      149
  Other income                                                   (2)
                                                         __________
    Total Revenues                                              147
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                           114
  Tax expense                                                    36
                                                         __________
    Total Operating Expenses and Taxes                          150
                                                         __________
      NET INCOME (LOSS)                                  $       (3)
                                                         ==========

A.24  KOGAF ENTERPRISES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $      (27)
Net Income                                                       (3)
                                                         __________
      BALANCE AT END OF YEAR                             $      (30)
                                                         ==========

A.25  LAKE ERIE LAND COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      256
  Notes receivable                                              666
  Other accounts receivable                                       5
  Accounts receivable - associated companies                  2,042
  Prepayments                                                   178
                                                         __________
    Total Current Assets                                      3,147
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                   14,143
  Investments at equity                                        (302)
  Investments at cost                                        19,703
                                                         __________
    Total Other Property and Investments                     33,544
                                                         __________
Other Assets:
  Deferred charges and other                                     61
                                                         __________
   Total Other Assets                                            61
                                                         __________
      TOTAL ASSETS                                       $   36,752
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in capital                                 28,871
  Retained earnings                                          (4,336)
  Retained earnings - current year                           (1,464)
  Long term debt excluding amounts due                          100
                                                         __________
    Total Capitalization                                     23,172
                                                         __________
Current Liabilities:
  Total accounts payable                                      3,996
  Customer deposits                                               4
  Accrued interest                                               11
  Taxes accrued                                                 107
  Notes payable to associated companies                       6,640
  Other accruals                                              2,822
                                                         __________
    Total Current Liabilities                                13,580
                                                         __________
      TOTAL LIABILITIES                                  $   36,752
                                                         ==========

A.25  LAKE ERIE LAND COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,119
  Other income                                                   29
                                                         __________
    Total Revenues                                            3,148
                                                         __________
Operating Expenses and Taxes:
  Operating expenses                                          1,739
  Administrative and general expenses                         1,583
  Taxes other than income                                       193
  Depreciation expense                                          665
  Interest expense                                              787
  Tax expense                                                  (517)
                                                         __________
    Total                                                     4,450
                                                         __________
Income (Loss) Before Subsidiaries                            (1,302)
                                                         __________
Subsidiary Gain (Loss)                                         (162)
                                                         __________
      NET INCOME (LOSS)                                  $   (1,464)
                                                         ==========

A.25  LAKE ERIE LAND COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $   (4,336)
Net Income                                                   (1,464)
                                                         __________
      BALANCE AT END OF YEAR                             $   (5,800)
                                                         ==========

A.26  SCC SERVICES, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $      161
  Other accounts receivable                                     133
  Material and supplies at average cost                         234
                                                         __________
    Total Current Assets                                        528
                                                         __________
Other Assets:
  Deferred charges and other                                     27
                                                         __________
    Total Other Assets                                           27
                                                         __________
      TOTAL ASSETS                                       $      555
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                     57
  Retained earnings                                            (198)
  Retained earnings - current year                             (162)
                                                         __________
    Total Capitalization                                       (302)
                                                         __________
Current Liabilities:
  Total accounts payable                                        741
                                                         __________
    Total Current Liabilities                                   741
                                                         __________
Other:
  Deferred credits                                              116
                                                         __________
    Total Other                                                 116
                                                         __________
      TOTAL LIABILITIES                                  $      555
                                                         ==========

A.26  SCC SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    3,477
                                                         __________
    Total Operating Revenues                                  3,477
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                         3,563
  Taxes other than income                                       183
  Interest expense                                                1
  Tax expense                                                  (108)
                                                         __________
    Total Operating Expenses and Taxes                        3,639
                                                         __________
      NET INCOME (LOSS)                                  $     (162)
                                                         ==========

A.26  SCC SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $     (198)
Net Income                                                     (162)
                                                         __________
      BALANCE AT END OF YEAR                             $     (360)
                                                         ==========

A.27  N SQUARED AVIATION, L.L.C.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.27  N SQUARED AVIATION, L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.27  N SQUARED AVIATION, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.28  NDC DOUGLAS PROPERTIES, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
  Accounts receivable - associated companies                  5,609
                                                         __________
    Total Current Assets                                      5,610
                                                         __________
Other Property and Investments:
  Investments at equity                                      24,057
                                                         __________
    Total Other Property and Investments                     24,057
                                                         __________
      TOTAL ASSETS                                       $   29,667
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                            (103)
  Retained earnings - current year                              909
  Long term debt excluding amounts due                       19,422
                                                         __________
    Total Capitalization                                     20,229
                                                         __________
Current Liabilities:
  Total accounts payable                                         34
  Customer deposits                                              60
  Interest accrued                                            1,299
  Notes payable to associated companies                       5,273
  Other accruals                                              2,211
                                                         __________
    Total Current Liabilities                                 8,877
                                                         __________
Other:
  Deferred income taxes                                         561
                                                         __________
    Total Other                                                 561
                                                         __________
      TOTAL LIABILITIES                                  $   29,667
                                                         ==========

A.28  NDC DOUGLAS PROPERTIES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $     (163)
  Other income                                                    1
                                                         __________
    Total Revenues                                             (162)
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                            87
  Taxes other than income                                         2
  Interest expense                                            2,015
  Tax expense                                                (3,175)
                                                         __________
    Total Operating Expenses and Taxes                       (1,071)
                                                         __________
      NET INCOME (LOSS)                                  $      909
                                                         ==========

A.28  NDC DOUGLAS PROPERTIES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $     (103)
Net Income                                                      909
                                                         __________
      BALANCE AT END OF YEAR                             $      806
                                                         ==========

A.29  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        1
  Accounts receivable - associated companies                      1
                                                         __________
    Total Current Assets                                          2
                                                         __________
      TOTAL ASSETS                                       $        2
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                              (1)
  Retained earnings - current year                               (1)
                                                         __________
    Total Capitalization                                         (1)
                                                         __________
Current Liabilities:
  Notes payable to associated companies                           3
                                                         __________
    Total Current Liabilities                                     3
                                                         __________
      TOTAL LIABILITIES                                  $        2
                                                         ==========

A.29  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues                                       $        0
                                                          _________
Operating Expenses and Taxes:
  Administrative and general expenses                             2
  Tax expense                                                    (1)
                                                          _________
   Total Operating Expenses and Taxes                             1
                                                          _________
             NET INCOME (LOSS)                           $       (1)
                                                          =========

A.29  NIPSCO INTERNATIONAL POWER SYSTEMS COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $       (1)
Net Income                                                       (1)
                                                         __________
      BALANCE AT END OF YEAR                             $       (2)
                                                         ==========

A.30  NIPSCO SECURITY SERVICES, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       93
  Other accounts receivable                                     382
  Reserve - customer accounts                                   (71)
  Accounts receivable - associated companies                  1,141
  Material and supplies at average cost                       1,595
  Prepayments                                                     1
                                                         __________
    Total Current Assets                                      3,141
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                       91
                                                         __________
    Total Other Property and Investments                         91
                                                         __________
Other Assets:
  Deferred charges and other                                      5
                                                         __________
    Total Other Assets                                            5
                                                         __________
      TOTAL ASSETS                                       $    3,237
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                     54
  Retained earnings                                          (1,240)
  Retained earnings - current year                           (1,030)
                                                         __________
    Total Capitalization                                     (2,215)
                                                         __________
Current Liabilities:
  Total accounts payable                                        967
  Customer deposits                                              50
  Taxes accrued                                                  (1)
  Notes payable to associated companies                       4,535
  Taxes withheld payables                                       (42)
                                                         __________
    Total Current Liabilities                                 5,509
                                                         __________
Other Liabilities:
  Deferred income taxes                                         (57)
                                                         __________
    Total Other Liabilities                                     (57)
                                                         __________
      TOTAL LIABILITIES                                  $    3,237
                                                         ==========

A.30  NIPSCO SECURITY SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    1,657
                                                         __________
    Total Operating Revenues                                  1,657
                                                         __________
Operating Expenses and Taxes:
  Operating expenses                                            926
  Administrative and general expenses                         2,061
  Taxes other than income                                        83
  Depreciation expense                                            6
  Interest expense                                              238
  Tax expense                                                  (627)
                                                         __________
    Total Operating Expenses and Taxes                        2,687
                                                         __________
      NET INCOME (LOSS)                                  $   (1,030)
                                                         ==========

A.30  NIPSCO SECURITY SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $   (1,240)
Net Income                                                   (1,030)
                                                         __________
      BALANCE AT END OF YEAR                             $   (2,270)
                                                         ==========

A.31  PROCESS AND CONTROL TECHNOLOGY CORPORATION
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Other Assets:
  Deferred charges and other                             $    1,184
                                                         __________
    Total Other Assets                                        1,184
                                                         __________
      TOTAL ASSETS                                       $    1,184
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Additional paid-in-capital                             $      800
  Retained earnings                                            (755)
                                                         __________
    Total Capitalization                                         45
                                                         __________
Current Liabilities:
  Total accounts payable                                      1,118
  Other accruals                                                 21
                                                         __________
    Total Current Liabilities                                 1,139
                                                         __________
      TOTAL LIABILITIES                                  $    1,184
                                                         ==========

A.31  PROCESS AND CONTROL TECHNOLOGY CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========


A.31  PROCESS AND CONTROL TECHNOLOGY CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $     (755)
Net Income                                                        0
                                                         __________
      BALANCE AT END OF YEAR                             $     (755)
                                                         ==========

A.32  RIC, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        9
  Accounts receivable - associated companies                    165
                                                         __________
    Total Current Assets                                        174
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                       10
  Investments at equity                                         202
                                                         __________
    Total Other Property and Investments                        212
                                                         __________
      TOTAL ASSETS                                       $      386
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                    350
  Retained earnings                                          (3,366)
  Retained earnings - current year                               86
                                                         __________
    Total Capitalization                                     (2,929)
                                                         __________
Current Liabilities:
  Total accounts payable                                         61
  Notes payable to associated companies                       3,256
  Taxes withheld payables                                        (5)
                                                         __________
    Total Current Liabilities                                 3,312
                                                         __________
Other:
  Deferred income taxes                                           3
                                                         __________
    Total Other                                                   3
                                                         __________
      TOTAL LIABILITIES                                  $      386
                                                         ==========

A.32  RIC, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Operating revenue                                      $      174
                                                         __________
    Total Operating Revenue                                     174
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                    $      321
  Taxes other than income                                        10
  Depreciation expense                                            2
  Interest expense                                              241
  Tax expense                                                  (272)
                                                         __________
    Total Operating Expenses and Taxes                          302
                                                         __________
Income (Loss) Before Subsidiaries                              (128)
                                                         __________
Subsidiary Gain (Loss)                                          214
                                                         __________
      NET INCOME (LOSS)                                  $       86
                                                         ==========

A.32  RIC, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $   (3,366)
Net Income                                                       86
                                                         __________
      BALANCE AT END OF YEAR                             $   (3,280)
                                                         ==========

A.33  CARDINAL PROPERTY MANAGEMENT, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       90
  Other accounts receivable                                       2
  Accounts receivable - associated companies                     37
  Notes receivable - associated companies                       200
                                                         __________
    Total Current Assets                                        329
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                       43
                                                         __________
    Total Other Property and Investments                         43
                                                         __________
      TOTAL ASSETS                                       $      372
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             (12)
  Retained earnings - current year                              214
                                                         __________
    Total Capitalization                                        203
                                                         __________
Current Liabilities:
  Total accounts payable                                        153
                                                         __________
    Total Current Liabilities                                   153
                                                         __________
Other:
  Deferred income taxes                                           7
  Deferred credits                                                9
                                                         __________
    Total Other                                                  16
                                                         __________
      TOTAL LIABILITIES                                  $      372
                                                         ==========

A.33  CARDINAL PROPERTY MANAGEMENT, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      537
  Other income                                                    5
                                                         __________
    Total Revenues                                              542
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                           177
  Taxes other than income                                         3
  Depreciation expense                                            9
  Interest expense                                                1
  Tax expense                                                   138
                                                         __________
    Total Operating Expenses and Taxes                          328
                                                         __________
      NET INCOME (LOSS)                                  $      214
                                                         ==========

A.33  CARDINAL PROPERTY MANAGEMENT, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $      (12)
Net Income                                                      214
                                                         __________
      BALANCE AT END OF YEAR                             $      202
                                                         ==========

A.34  RIVERSIDE CALORIC COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $        3
  Other accounts receivable                                     658
  Accounts receivable - associated companies                    112
                                                         __________
    Total Current Assets                                        773
                                                         __________
Other Property and Investments:
  Investments at equity                                       1,342
                                                         __________
    Total Other Property and Investments                      1,342
                                                         __________
      TOTAL ASSETS                                       $    2,115
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                            (226)
  Retained earnings - current year                              (89)
                                                         __________
    Total Capitalization                                       (314)
                                                         __________
Current Liabilities:
  Total accounts payable                                         55
  Taxes accrued                                                 (16)
  Notes payable to associated companies                       2,511
                                                         __________
    Total Current Liabilities                                 2,550
                                                         __________
Other:
  Deferred income taxes                                        (121)
                                                         __________
    Total Other                                                (121)
                                                         __________
      TOTAL LIABILITIES                                  $    2,115
                                                         ==========

A.34  RIVERSIDE CALORIC COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
 Other income                                            $       56
                                                         __________
    Total Operating Revenues                                     56
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                            17
  Interest expense                                              189
  Tax expense                                                   (61)
                                                         __________
    Total Operating Expenses and Taxes                          145
                                                         __________
      NET INCOME (LOSS)                                  $      (89)
                                                         ==========

A.34  RIVERSIDE CALORIC COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $     (226)
Net Income                                                      (89)
                                                         __________
      BALANCE AT END OF YEAR                             $     (315)
                                                         ==========

A.35  NIPSCO ENERGY SERVICES, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       77
  Other accounts receivable                                     373
  Accounts receivable - associated companies                  2,686
  Notes receivable - associated companies                    11,806
                                                         __________
    Total Current Assets                                     14,942
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                      841
  Investments at equity                                       5,907
                                                         __________
    Total Other Property and Investments                      6,748
                                                         __________
Other Assets:
  Deferred charges and other                                  6,895
                                                         __________
    Total Other Assets                                        6,895
                                                         __________
      TOTAL ASSETS                                       $   28,585
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    2,888
  Foreign currency translation adjustment                      (188)
  Retained earnings                                           1,409
  Retained earnings - current year                            3,427
                                                         __________
    Total Capitalization                                      7,536
                                                         __________
Current Liabilities:
  Total accounts payable                                      3,162
  Taxes accrued                                                 (13)
  Notes payable to associated companies                      17,539
  Taxes withheld payables                                       (80)
                                                         __________
    Total Current Liabilities                                20,608
                                                         __________
Other:
  Deferred income taxes                                        (291)
  Deferred credits                                              732
                                                         __________
    Total Other                                                 441
                                                         __________
      TOTAL LIABILITIES                                  $   28,585
                                                         ==========

A.35  NIPSCO ENERGY SERVICES, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    2,306
  Other income                                                  663
                                                         __________
    Total Revenues                                            2,969
                                                         __________
Operating Expenses and Taxes:
  Operating expenses                                             69
  Administrative and general expenses                         3,529
  Taxes other than income                                       144
  Depreciation expense                                           38
  Amortization and depletion                                     55
  Interest expense                                            1,182
  Tax expense                                                   677
                                                         __________
    Total Operating Expenses and Taxes                        5,694
                                                         __________
Income (Loss) Before Subsidiaries                            (2,725)
                                                         __________
Subsidiary Gain (Loss)                                        6,152
                                                         __________
      NET INCOME (LOSS)                                  $    3,427
                                                         ==========

A.35 NIPSCO ENERGY SERVICES, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $    1,409
Net Income                                                    3,427
                                                         __________
      BALANCE AT END OF YEAR                             $    4,836
                                                         ==========

A.36  INVENTORY MANAGEMENT AND
DISTRIBUTION COMPANY, L.L.C.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.36  INVENTORY MANAGEMENT AND
        DISTRIBUTION COMPANY, L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.36  INVENTORY MANAGEMENT AND
        DISTRIBUTION COMPANY, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.37  NESI ENERGY MARKETING, L.L.C.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $    4,448
  Other accounts receivable                                  37,865
  Reserve - customer accounts                                  (121)
  Accounts receivable - associated companies                 10,913
  Natural gas in storage, weighted average                   10,642
  Prepayments                                                   131
                                                         __________
    Total Current Assets                                     63,878
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                      308
                                                         __________
    Total Other Property and Investments                        308
                                                         __________
Other Assets:
  Deferred charges and other                                      1
                                                         __________
    Total Other Assets                                            1
                                                         __________
      TOTAL ASSETS                                       $   64,187
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Additional paid-in-capital                             $   (4,090)
  Retained earnings - current year                            5,211
                                                         __________
    Total Capitalization                                      1,121
                                                         __________
Current Liabilities:
  Total accounts payable                                     40,388
  Taxes accrued                                                   1
  Notes payable to associated companies                      21,010
  Taxes withheld payables                                        (9)
                                                         __________
    Total Current Liabilities                                61,390
                                                         __________
Other:
  Deferred credits                                            1,676
                                                         __________
    Total Other                                               1,676
                                                         __________
      TOTAL LIABILITIES                                  $   64,187
                                                         ==========

A.37  NESI ENERGY MARKETING, L.L.C.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $  172,118
  Other income                                                   26
                                                         __________
    Total Operating Revenue                                 172,144
                                                         __________
Operating Expenses and Taxes:
  Operating expenses                                        163,928
  Administrative and general expenses                         2,282
  Taxes other than income                                        37
  Depreciation expense                                           34
  Interest expense                                              569
  Tax expense                                                    83
                                                         __________
    Total Operating Expenses and Taxes                      166,933
                                                         __________
      NET INCOME (LOSS)                                  $    5,211
                                                         ==========

A.37  NESI ENERGY MARKETING, L.L.C.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Net Income                                               $    5,211
                                                         __________
      BALANCE AT END OF YEAR                             $    5,211
                                                         ==========

A.38  NIPSCO ENERGY TRADING CORPORATION
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       13
  Other accounts receivable                                    (116)
  Reserve - customer accounts                                  (464)
  Accounts receivable - associated companies                    164
  Notes receivable - associated companies                       590
                                                         __________
    Total Current Assets                                        187
                                                         __________
      TOTAL ASSETS                                       $      187
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                           4,698
  Retained earnings - current year                              109
  Dividends - common shares                                  (4,700)
                                                         __________
    Total Capitalization                                        108
                                                         __________
Current Liabilities:
  Total accounts payable                                        254
  Taxes accrued                                                   1
                                                         __________
    Total Current Liabilities                                   255
                                                         __________
Other:
  Deferred income taxes                                        (176)
                                                         __________
    Total Other                                                (176)
                                                         __________
      TOTAL LIABILITIES                                  $      187
                                                         ==========

A.38  NIPSCO ENERGY TRADING CORPORATION
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $       82
  Other income                                                   84
                                                         __________
    Total Revenues                                              166
                                                         __________
Operating Expenses and Taxes:
  Administrative and general expenses                           (15)
  Taxes other than income                                         7
  Interest expense                                                2
  Tax expense                                                    63
                                                         __________
    Total Operating Expenses and Taxes                           57
                                                         __________
      NET INCOME (LOSS)                                  $      109
                                                         ==========

A.38  NIPSCO ENERGY TRADING CORPORATION
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at beginning of year                             $    4,698
Net Income                                                      109
Dividends declared common                                    (4,700)
                                                         __________
      BALANCE AT END OF YEAR                             $      107
                                                         ==========

A.39 PARKWAY ENGINEERING AND DISTRIBUTION COMPANY
BALANCE SHEET
For the Year Ended December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       134
  Other accounts receivable                                      588
  Acounts receivable - associated companies                      306
  Materials and supplies at average cost                         268
                                                         ___________
     Total Current Assets                                      1,296
                                                         ___________
Other Property and Investments:
  Other property at cost less depreciation                       251
                                                         ___________
     Total Other Property and Investments                        251
                                                         ___________
Other Assets:
  Deferred charges and other                                       3
                                                         ___________
     Total other assets                                            3
                                                         ___________
          TOTAL ASSETS                                   $     1,550
                                                         ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                        $        10
  Additional paid-in capital                                     150
  Retained earnings                                             (398)
  Retained earnings - current year                              (533)
                                                          __________
      Total Capitalization                                      (771)
                                                          __________
Current Liabilities:
  Total accounts payable                                         364
  Customer deposits                                               96
  Taxes accrued                                                   13
  Notes payable to associated companies                        1,554
  Other accruals                                                   4
  Taxes withheld payables                                          6
                                                          __________
      Total Current Liabilities                                2,037
                                                          __________
Other Liabilities:
  Deferred credits                                               284
                                                          __________
      Total Other Liabilities                                    284
                                                          __________
          TOTAL LIABILITIES                               $    1,550
                                                          ==========

A.39 PARKWAY ENGINEERING AND DISTRIBUTION COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                 $      962
  Other income                                                     1
                                                           _________
       Total Operating Revenue                                   963
                                                           _________
Operating Expense and Taxes:
  Operating expenses                                             659
  Administrative and general expenses                            980
  Taxes other than income                                         60
  Depreciation expense                                            34
  Interest expense                                                69
  Tax expense                                                   (306)
                                                           _________
      Total Operating Expense and Taxes                        1,496
                                                           _________
          NET INCOME (LOSS)                                $    (533)
                                                           =========

A.39  PARKWAY ENGINEERING AND DISTRIBUTION COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at beginning of year                              $     (398)
Net income (loss)                                               (533)
                                                           _________
      BALANCE AT END OF YEAR                              $     (931)
                                                           =========

A.40  NIPSCO FUEL COMPANY, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $    5,735
  Other accounts receivable                                   1,790
  Accounts receivable - associated companies                  4,174
  Prepayments                                                    15
                                                         __________
    Total Current Assets                                     11,714
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                   41,833
  Investments at equity                                         586
  Investments at cost                                         1,000
                                                         __________
    Total Other Property and Investments                     43,419
                                                         __________
Other Assets:
  Deferred charges and other                                    438
                                                         __________
    Total Other Assets                                          438
                                                         __________
      TOTAL ASSETS                                       $   55,571
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                         (10,909)
  Retained earnings - current year                            2,261
  Dividends: common shares                                  (14,623)
                                                         __________
    Total Capitalization                                    (23,270)
                                                         __________
Current Liabilities:
  Total accounts payable                                      8,049
  Notes payable to associated companies                      62,858
                                                         __________
    Total Current Liabilities                                70,907
                                                         __________
Other:
  Deferred income taxes                                       8,682
  Deferred credits                                             (748)
                                                         __________
    Total Other                                               7,934
                                                         __________
      TOTAL LIABILITIES                                  $   55,571
                                                         ==========

A.40  NIPSCO FUEL COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   20,930
  Other income                                                1,091
                                                         __________
    Total Revenues                                           22,021
                                                         __________
Operating Expenses and Taxes:
  Operating expenses                                          4,257
  Administrative and general expenses                           577
  Taxes other than income                                        (1)
  Depreciation expense                                            2
  Amortization and depletion                                  9,363
  Interest expense                                            4,730
  Tax expense                                                   923
                                                         __________
    Total Operating Expenses and Taxes                       19,851
                                                         __________
Income (Loss) Before Subsidiaries                             2,170
                                                         __________
Subsidiary Gain (Loss)                                           91
                                                         __________
      NET INCOME (LOSS)                                  $    2,261
                                                         ==========

A.40  NIPSCO FUEL COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $  (10,909)
Net Income                                                    2,261
Dividends declared common                                   (14,623)
                                                         __________
      BALANCE AT END OF YEAR                             $  (23,271)
                                                         ==========

A.41  NFCO ACQUISITION COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       31
  Other accounts receivable                                      30
  Accounts receivable - associated companies                     26
  Material and supplies at average cost                           2
  Notes receivable - associated companies                       378
                                                         __________
    Total Current Assets                                        467
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                      308
                                                         __________
    Total Other Property and Investments                        308
                                                         __________
      TOTAL ASSETS                                       $      775
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Additional paid-in-capital                                    450
  Retained earnings                                              43
  Retained earnings - current year                               91
                                                         __________
    Total Capitalization                                        585
                                                         __________
Current Liabilities:
  Total accounts payable                                        139
                                                         __________
    Total Current Liabilities                                   139
                                                         __________
Other:
  Deferred income taxes                                          51
                                                         __________
    Total Other                                                  51
                                                         __________
      TOTAL LIABILITIES                                  $      775
                                                         ==========

A.41  NFCO ACQUISITION COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      346
  Other income                                                   18
                                                         __________
    Total Revenues                                              364
                                                         __________
Operating Expenses and Taxes:
  Operating expenses                                            111
  Administrative and general expense                             19
  Amortization and depletion                                     87
  Tax expense                                                    56
                                                         __________
    Total Operating Expenses and Taxes                          273
                                                         __________
      NET INCOME (LOSS)                                  $       91
                                                         ==========

A.41  NFCO ACQUISITION COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $       43
Net Income                                                       91
                                                         __________
      BALANCE AT END OF YEAR                             $      134
                                                         ==========

A.42  NI-TEX, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $    1,591
  Other accounts receivable                                     (17)
  Accounts receivable - associated companies                  6,977
  Natural gas in storage, weighted average                       23
  Notes receivable - associated companies                     4,825
  Prepayments                                                    16
                                                         __________
    Total Current Assets                                     13,415
                                                         __________
Other Property and Investments:
  Investments at equity                                       6,462
                                                         __________
    Total Other Property and Investments                      6,462
                                                         __________
      TOTAL ASSETS                                       $   19,877
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                          10,562
  Retained earnings - current year                            3,941
  Dividends - common shares                                  (7,000)
                                                         __________
    Total Capitalization                                      7,504
                                                         __________
Current Liabilities:
  Total accounts payable                                     10,640
  Taxes accrued                                                 937
                                                         __________
    Total Current Liabilities                                11,577
                                                         __________
Other:
  Deferred income taxes                                         931
  Deferred credits                                             (135)
                                                         __________
    Total Other                                                 796
                                                         __________
      TOTAL LIABILITIES                                  $   19,877
                                                         ==========

A.42  NI-TEX, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $   59,584
  Other income                                                  297
                                                         __________
    Total Revenues                                           59,881
                                                         __________
Operating Expenses and Taxes:
  Operating expenses                                         52,567
  Administrative and general expenses                           885
  Taxes other than income                                        15
  Interest expense                                                4
  Tax expense                                                 2,469
                                                         __________
    Total Operating Expenses and Taxes                       55,940
                                                         __________
      NET INCOME (LOSS)                                  $    3,941
                                                         ==========

A.42  NI-TEX, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $   10,562
Net Income                                                    3,941
Dividends declared common                                    (7,000)
                                                         __________
      BALANCE AT END OF YEAR                             $    7,503
                                                         ==========

A.43 NESI POWER MARKETING, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.43 NESI POWER MARKETING, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.43 NESI POWER MARKETING, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.44  TRIUMPH NATURAL GAS, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.44  TRIUMPH NATURAL GAS, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.44  TRIUMPH NATURAL GAS, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.45  NIPSCO ENERGY SERVICE CANADA LIMITED
BALANCE SHEET
For the Year Ended December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Notes receivable - associated companies                $     8,610
                                                         ___________
     Total Current Assets                                      8,610
                                                         ___________
Other Property and Investments:
  Investments at equity                                        6,301
                                                         ___________
     Total Other Property and Investments                      6,301
                                                         ___________
          TOTAL ASSETS                                   $    14,911
                                                         ===========
CAPITALIZATION AND LIABILITIES:
Capitalization:
  Common shares without par value                        $     7,011
  Foreign currency tranlation adjustment                          59
  Retained earnings - current year                            (2,410)
                                                          __________
      Total Capitalization                                     4,660
                                                          __________
Current Liabilities:
  Notes payable to associated companies                       10,251
                                                          __________
      Total Current Liabilities                               10,251
                                                          __________
          TOTAL LIABILITIES                               $   14,911
                                                          ==========

A.45  NIPSCO ENERGY SERVICES CANADA LIMITED
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                 $      (80)
  Other income                                                  (211)
                                                           _________
       Total Operating Revenue                                  (291)
                                                           _________
Operating Expense and Taxes:
  Administrative and general expenses                          2,385
                                                           _________
      Total Operating Expense and Taxes                        2,385
                                                           _________
Income (loss) before subsidiaries                             (2,676)
                                                           _________
Subsidiary gain (loss)                                           266
                                                           _________
      NET INCOME (LOSS)                                   $   (2,410)
                                                          =========

A.45  NIPSCO ENERGY SERVICES CANADA LIMITED
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Net income (loss)                                         $   (2,410)
                                                           _________
      BALANCE AT END OF YEAR                              $   (2,410)
                                                           =========


A.46  SOUTHLAKE ENERGY INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Other accounts receivable                              $    1,214
                                                         __________
    Total Current Assets                                      1,214
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                   14,852
                                                         __________
    Total Other Property and Investments                     14,852
                                                         __________
Other Assets:
  Deferred charges and other                                     43
                                                         __________
    Total Other Assets                                           43
                                                         __________
      TOTAL ASSETS                                       $   16,109
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $    3,434
  Foreign currency translation adjustment                       (11)
  Retained earnings                                             603
  Retained earnings - current year                              266
                                                         __________
    Total Capitalization                                      4,292
                                                         __________
Current Liabilities:
  Total accounts payable                                        616
  Note payable                                                1,831
  Notes payable to associated companies                       8,610
  Other accruals                                                120
                                                         __________
    Total Current Liabilities                                11,177
                                                         __________
Other:
  Deferred income taxes                                         640
                                                         __________
    Total Other                                                 640
                                                         __________
      TOTAL LIABILITIES                                  $   16,109
                                                         ==========

A.46  SOUTHLAKE ENERGY INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $    1,255
                                                         __________
    Total Operating Revenue                                   1,255
                                                         __________

Operating Expenses and Taxes:
  Operating expenses                                            422
  Administrative and general expenses                            79
  Amortization and depletion                                    338
  Interest expense                                                7
  Tax expense                                                   143
                                                         __________
    Total Operating Expenses and Taxes                          989
                                                         __________
      NET INCOME (LOSS)                                  $      266
                                                         ==========

A.46  SOUTHLAKE ENERGY INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $      603
Net Income                                                      266
                                                         __________
      BALANCE AT END OF YEAR                             $      869
                                                         ==========

A.47  NORTHERN INDIANA FUEL AND LIGHT COMPANY, INC.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Utility Plant:
  Utility Plant                                          $   62,585
  Less - accumulated provision for depreciation             (17,258)
                                                         __________
    Total Utility Plant                                      45,327
                                                         __________
Other Property and Investments:
  Investments at equity                                       1,212
  Investments at cost                                             3
                                                         __________
    Total Other Property and Investments                      1,215
                                                         __________
Current Assets:
  Cash and cash equivalents                                     589
  Accounts receivable, less reserve                           6,673
  Gas adjustment clause                                       1,454
  Material and supplies at average cost                         466
  Natural gas in storage, weighted average                    3,357
  Prepayments and other                                       1,569
                                                         __________
    Total Current Assets                                     14,108
                                                         __________
Other Assets:
  Regulatory assets                                             372
  Deferred charges and other                                    (13)
                                                         __________
    Total Other Assets                                          359
                                                         __________
      TOTAL ASSETS                                       $   61,009
                                                         ==========
CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $   30,674
  Additional paid-in-capital                                  7,295
  Retained earnings                                           4,937
  Retained earnings - current year                            2,634
                                                         __________
    Total Capitalization                                     45,540
                                                         __________
Current Liabilities:
  Total accounts payable                                      5,770
  Customer deposits                                             134
  Taxes accrued                                                 789
  Interest accrued                                               27
  Other accruals                                              1,450
                                                         __________
    Total Current Liabilities                                 8,170
                                                         __________
Other:
  Deferred income taxes                                       2,708
  Deferred income tax credits amortized                         519
  Deferred credits                                            1,834
  Regulatory income tax liability                             2,238
                                                         __________
    Total Other                                               7,299
                                                         __________
      TOTAL LIABILITIES                                  $   61,009
                                                         ==========

A.47  NORTHERN INDIANA FUEL AND LIGHT COMPANY, INC.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Gas                                                    $   36,174
  Other income                                                 (171)
                                                         __________
    Total Revenues                                           36,003
                                                         __________
Operating Expenses and Taxes:
  Gas costs                                                  23,275
  Operation expenses                                          3,332
  Administrative and general expenses                         4,921
  Taxes other than income                                       689
  Interest expense                                               86
  Tax expense                                                 1,489
                                                         __________
    Total Operating Expenses and Taxes                       33,792
                                                         __________
Income (Loss) before subsidiaries                             2,211
                                                         __________
Subsidiary Gain (Loss)                                          423
                                                         __________
      NET INCOME (LOSS)                                  $    2,634
                                                         ==========

A.47  NORTHERN INDIANA FUEL AND LIGHT COMPANY, INC.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $    4,937
Net Income                                                    2,634
                                                         __________
      BALANCE AT END OF YEAR                             $    7,571
                                                         ==========

A.48  NORTHERN INDIANA TRADING COMPANY
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
ASSETS
Current Assets:
  Cash and cash equivalents                              $       44
  Other accounts receivable                                   1,624
  Accounts receivable - associated companies                    670
                                                         __________
    Total Current Assets                                      2,338
                                                         __________
Other Property and Investments:
  Other property at cost less depreciation                      807
                                                         __________
    Total Other Property and Investments                        807
                                                         __________
      TOTAL ASSETS                                       $    3,145
                                                         ==========

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common shares without par value                        $        1
  Retained earnings                                             788
  Retained earnings - current year                              423
                                                         __________
    Total Capitalization                                      1,212
                                                         __________
Current Liabilities:
  Total accounts payable                                      1,571
  Taxes accrued                                                 427
  Refunds due customers within one year                        (113)
  Other accruals                                                  2
  Taxes withheld payables                                         3
                                                         __________
    Total Current Liabilities                                 1,890
                                                         __________
Other:
  Deferred income taxes                                          43
                                                         __________
    Total Other                                                  43
                                                         __________
      TOTAL LIABILITIES                                  $    3,145
                                                         ==========


A.48  NORTHERN INDIANA TRADING COMPANY
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
Operating Revenues:
  Total operating revenue                                $      687
                                                         __________
    Total Revenues                                              687
                                                         __________
Operating Expenses and Taxes:
  Tax expense                                                   264
                                                         __________
    Total Operating Expenses and Taxes                          264
                                                         __________
      NET INCOME (LOSS)                                  $      423
                                                         ==========

A.48  NORTHERN INDIANA TRADING COMPANY
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
Balance at Beginning of Year                             $      788
Net Income                                                      423
                                                         __________
      BALANCE AT END OF YEAR                             $    1,211
                                                         ==========

A.49 SPEEDWAY ACQUISITION CORP.
BALANCE SHEET
December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========

A.49 SPEEDWAY ACQUISITION CORP.
INCOME STATEMENT
For the Year Ended December 31, 1996
(Dollars in Thousands)
(No Activity)                                            $        0
                                                         ==========

A.49 SPEEDWAY ACQUISITION CORP.
STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 1996
(Dollars in Thousands)
(None - Zero Amounts)                                    $        0
                                                         ==========